Exhibit 32.2
BERNARD CHAUS, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
          In connection with the Annual Report of Bernard Chaus, Inc. (the “Company”) on Form 10-K for the fiscal year ended July 3, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
October 29, 2010

/s/ David Stiffman
David Stiffman
Chief Operating and Financial Officer